RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED JULY 16, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH JUNE 30, 2015)

RX MAR TACTICAL MODERATE GROWTH FUND

(formerly the American Independence MAR Tactical Moderate Growth Fund)

(TICKERS: MGZIX, MGZAX, MGZCX, MGZRX)

This Supplement supersedes and replaces in their entirety all prior Supplements to the Summary Prospectus dated March 1, 2015.

This supplement to the Summary Prospectus dated March 1, 2015, as supplemented through June 30, 2015, updates certain information with respect to the Rx MAR Tactical Moderate Growth Fund (the “Fund”).

1.     The Board of Trustees of the American Independence Funds Trust II, including a majority of the Independent Trustees, unanimously approved a name change of the Trust as well as a name change of the Fund. Effective June 30, 2015, the name of the Trust was changed to the Rx Funds Trust and the name of the Fund was changed to the Rx MAR Tactical Moderate Growth Fund. The objective and strategy for the Fund will not change.

Due to the name change, the CUSIPs for each share class of the Fund have changed and will take effect as of July 31, 2015. The ticker symbols have not changed. The new CUSIPs are as follows:

FUND NAME	OLD CUSIP	NEW CUSIP

Rx MAR Tactical Moderate Growth – Institutional Class	026763805	78348C860
Rx MAR Tactical Moderate Growth Fund – Class A	026763508	78348C506
Rx MAR Tactical Moderate Growth Fund – Class C	026763607	78348C605
Rx MAR Tactical Moderate Growth Fund – Class R	026763706	78348C704

2.     It was announced on May 12, 2015 that American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, has entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix will merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC. The transaction is expected to close in September, 2015.

The proposed transaction may be deemed to result in an “assignment”, as that term is defined by the Investment Company Act of 1940 (the “1940 Act”), of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between American Independence and the Trust on behalf of the Fund; and (ii) the Investment Sub-Advisory Agreement, between American Independence and Cougar Global Investments, Ltd. (“Cougar Global”) on behalf of the Fund. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of the Fund’s shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. Shareholders will also be asked to approve the proposed investment sub-advisory agreement. The Fund’s Trustees have approved the terms of the proposed investment advisory agreement and the investment sub-advisory agreement (the “Proposed Agreements”), and have called a special meeting of shareholders to obtain their approval of such agreements. The meeting is expected to be held in August, 2015. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.  Shareholders should expect to receive a proxy statement during the month of June, 2015, which will provide a comparison of the current advisory agreement and the current sub-advisory agreement to each of the respective proposed agreement and will discuss the basis for the Board’s approval of the Proposed Agreements. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

3.     Effective May 1, 2015, the Sub-Advisory Agreement between American Independence and Cougar Global by its terms, and in accordance with certain provisions of the 1940 Act, was terminated upon the purchase of Cougar Global by Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial (the “Transaction”).

In order to avoid disruption of the Fund’s investment management program, in anticipation of the Transaction, the Trust’s Board of Trustees approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) and an interim sub-advisory agreement (the “Interim Agreement”), each between American Independence and Cougar Global on behalf of the Fund in accordance with Rule 15a-4 under the 1940 Act.  The Interim Agreement became effective on May 1, 2015 upon consummation of the Transaction.  The same portfolio management team consisting of Dr. James Breech, of Cougar Global, and Mr. Charles McNally, of American Independence, will continue to manage the Fund’s portfolio. The Fund’s advisory fees, investment objectives, principal investment strategies and investment policies will remain the same.

The Interim Agreement will remain in effect with respect to the Fund (i) for 150 days; (ii) until shareholders of the Fund approve the New Sub-Advisory Agreement between American Independence and Cougar Global at a special meeting of shareholders of the Fund; or (iii) American Independence or the Trust’s Trustees take other appropriate action.  Details regarding any special meeting of shareholders would be provided in a proxy statement.

4.     Effective March 1, 2015, the Class R shares are not available for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE